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                                                                   EXHIBIT 10.10
FILE NO.
224550.01

                                  May 18, 1999


VIA FEDERAL EXPRESS                                VIA FEDERAL EXPRESS
-------------------                                -------------------

Ms. Leslie Kessler                                 Rod A. Shipman, President
11 Hedgerow Lane                                   CPC of America, Inc.
Jericho, New York  11753                           1133 Fourth Street, Suite 200
                                                   Sarasota, Florida  34236

     Re:  CPC of America, Inc. (the "Company")
          ------------------------------------

Dear Ms. Kessler and Mr. Shipman:

     This letter shall confirm our understanding of the agreement between the Company and Leslie Kessler ("Ms. Kessler") regarding the issuance of securities to Ms. Kessler for prepaid services on behalf of the Company. The Company and Ms. Kessler have agreed that Ms. Kessler will return to the Company for cancellation all of the shares of the Company's $.0005 par value common stock ("Common Stock") and all of the options to purchase shares of Common Stock currently outstanding and registered in Ms. Kessler's name except for the following: (i) 400,000 shares ("Shares") of Common Stock; and (ii) options to purchase a total of 500,000 shares ("Option Shares") of Common Stock at an exercise price of $1.125 per share. Any shares of Common Stock previously transferred by Ms. Kessler to her sons will not be effected by this agreement. As consideration for the shares of Common Stock and options Ms. Kessler has agreed to return for cancellation, the Company shall pay Ms. Kessler the sum of $2,000.

     If this letter reflects your agreement, please indicate your assent to this arrangement by signing this letter on the appropriate space set forth below. This letter shall be considered a formal written amendment to the Non-Qualified Stock Option Agreement dated May 2, 1996 between the Company and Ms. Kessler ("Option Agreement"). By signing this letter, Ms. Kessler and the Company will effectively amend the Option Agreement to reflect the changes set forth above.

     If this letter reflects your agreement, please sign and return to us an executed copy of this letter. In addition, Ms. Kessler should include with the executed copy of this letter certificate(s) representing 570,000 shares of Common Stock to be returned for cancellation along with an executed copy of the enclosed Stock Assignment Separate from Certificate, with appropriate signature guarantees.
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Ms. Leslie Kessler
Rod A. Shipman, President
May 18, 1999
Page 2


     Finally, this will confirm that upon the execution of this letter by both parties and the Company's cancellation of all of the shares of Common Stock and all options to purchase shares of Common Stock currently outstanding and registered in Ms. Kessler's name, except for the Shares and the Option Shares, that Ms. Kessler, on the one hand, and the Company, the directors and officers of the Company, Rod A. Shipman and Paul Shabty, on the other hand, will release each other from any claims that either party may have against the other with regard to (i) Ms. Kessler's agreement to provide services to the Company as originally agreed or (ii) Ms. Kessler's rights to the retention of any shares of Common Stock or options to purchase shares of Common Stock except for the Shares and the Option Shares.

     This letter contains the entire agreement of the parties on the matters discussed herein and may not be modified, altered or changed in any manner whatsoever, except by a written agreement signed by both parties.

     Should you have any questions, please contact the undersigned. Otherwise, please sign this letter in the space indicated and return a copy to me via facsimile, with the original signature following by overnight mail.

                                                Very truly yours,

                                                OPPENHEIMER WOLFF & DONNELLY LLP


                                               /s/ Daniel K. Donahue
                                               Daniel K. Donahue

DKD/daf
Enclosures

cc:  CPC of America, Inc.
     Mr. Rafe Cohen
     Mr. William Lievense
     Mr. Paul Shabty

THE UNDERSIGNED DO HEREBY CONSENT TO THE MATTERS SET FORTH HEREIN

                                                  CPC OF AMERICA, INC.,
                                                  a Nevada corporation

/s/ Leslie Kessler                                By:  /s/ Rod A. Shipman
------------------                                     ------------------
LESLIE KESSLER                                         Rod A. Shipman, President